Taxation (Deferred Tax Assets and Liabilities, Significant Components of Deferred Tax Assets and Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets:
Net operating loss from operations	$ 325,797	$ 277,478
Accrued bonus and commissions	10,613	8,539
Intangible assets transfer	690	916
Others	8,692	10,947
Total deferred tax assets	345,792	297,880
Less: Valuation allowance	(326,755)	(283,711)	$ (250,524)	$ (233,910)
Net deferred tax assets	19,037	14,169
Deferred tax liabilities
Withholding tax for dividend	(206,594)	(86,834)
Others	(10,999)	(9,070)
Total deferred tax liabilities	$ (217,593)	$ (95,904)